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Organizational Chart of
Assurant, Inc. as of
3/31/2010

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
Assurant, Inc.
                           Owns 100% of Family Considerations, Inc.            FEI 58-2315775 - GA
                           Owns 100% of FamilySide, Inc.                       CANADA
                           Owns 100% of Florida Office Corp.                   FEI 13-3896525 - DE
                           Owns 100% of GP Legacy Place, Inc.                  FEI 13-3882719 - DE
                           Owns 100% of Insureco, Inc.                         FEI 33-0658229 - CA
                           Owns 100% of Interfinancial Inc.                    FEI 13-3036467 - GA
                           Owns 100% of Union Security Life Insurance Company  FEI 13-2699219; NAIC 81477 - NY
                           of New York
Insureco, Inc.
                           Owns 100% of Assurant Reinsurance of Turks &        FEI 03-0387721 - TURKS & CAICOS
                           Caicos, Ltd.
                           Owns 100% of Insureco Agency & Insurance Services,  FEI 95-3097622 - CA
                           Inc. (CA)
Interfinancial Inc.
                           Owns 100% of ALOC Holdings ULC                      CANADA
                           Owns 100% of American Bankers Insurance Group       FEI 59-1985922-FL
                           Owns 100% of American Memorial Life Insurance       FEI 46-0260270; NAIC 67989-SD
                           Company
                           Owns 100% of American Security Insurance Company    FEI 58-1529575; NAIC 42978 - DE
                           Owns 100% of Denticare of Alabama, Inc.             FEI 59-3063687; NAIC 12880 - AL
                           Owns 100% of Disability Reinsurance Management      FEI 01-0483086 - DE
                           Services, Inc.
                           Owns 100% of Guardian Travel, Inc.                  FEI 59-2519974 - FL
                           Owns 100% of John Alden Financial Corporation       FEI 59-2840712 - DE
                           Owns 100% of Mortgage Group Reinsurance, Ltd.       FEI 20-0101110 - BERMUDA
                           Owns 100% of SSDC Services Corp. (fka SSDC Corp.)   FEI 38-3357459 - DE
                           Owns 100% of Time Insurance Company                 FEI 39-0658730; NAIC 69477 - WI
                           Owns 100% of TrackSure Insurance Agency, Inc.       FEI 33-0388029 - CA
                           Owns 100% of UDC Dental California, Inc.            FEI 33-0360239; NAIC 52031 - CA
                           Owns 100% of UDC Ohio, Inc.                         FEI 74-2609036; NAIC 52022 - OH
                           Owns 100% of Union Security DentalCare of Georgia,  FEI 58-1909945 - GA
                           Inc.
                           Owns 100% of Union Security DentalCare of New       FEI 52-1565653; NAIC 11244 - NJ
                           Jersey, Inc.
                           Owns 100% of Union Security Insurance Company       FEI 81-0170040; NAIC 70408 - KS
                           Owns 100% of United Dental Care of Arizona, Inc.    FEI 86-0517444; NAIC 47708 - AZ
                           Owns 100% of United Dental Care of Colorado, Inc.   FEI 86-0631335; NAIC 52032 - CO
                           Owns 100% of United Dental Care of Michigan, Inc.   FEI 38-2833988; NAIC 11111 - MI
                           Owns 100% of United Dental Care of Missouri, Inc.   FEI 75-2481527; NAIC 47044 - MO
                           Owns 100% of United Dental Care of New Mexico,      FEI 86-0384270; NAIC 47042 - NM
                           Inc.
                           Owns 100% of United Dental Care of Texas, Inc.      FEI 75-2076282; NAIC 95142 - TX
                           Owns 100% of United Dental Care of Utah, Inc.       FEI 75-2635404; NAIC 95450 - UT
ALOC Holdings ULC
                           Owns 100% of Assurant Life of Canada                CANADA
American Security
Insurance Company
                           Owns 100% of Standard Guaranty Insurance Company    FEI 58-1529579; NAIC 42986 - DE
John Alden Financial
Corporation
                           Owns 100% of John Alden Life Insurance Company      FEI 41-0999752; NAIC 65080 - WI
                           Owns 100% of NSM Sales Corporation                  FEI 65-0416844 - NV
John Alden Life Insurance
Company
                           Owns 100% of North Star Marketing Corporation       FEI 59-2394561 - OH
Time Insurance Company
                           Owns 100% of National Insurance Institute, LLC      FEI 83-0408679 - WI
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
Union Security Insurance
Company
                           Owns 100% of Dental Health Alliance, LLC            FEI 13-3830846 - DE
American Bankers
Insurance Group, Inc.
                           Owns 100% of ABI International                      CAYMAN ISLANDS
                           Owns 100% of American Bankers Dominicana, S.A.      DOMINICAN REPUBLIC
                           Owns 100% of American Bankers Insurance Company of  FEI 59-0593886; NAIC 10111-FL
                           Florida
                           Owns 100% of American Bankers Life Assurance        FEI 59-0676017; NAIC 60275 - FL
                           Company of Florida
                           Owns 100% of American Bankers Management Company,   FEI 65-0597010 - FL
                           Inc
                           Owns 100% of American Reliable Insurance Company    FEI 41-0735002; NAIC 19615 - AZ
                           Owns 100% of Assurant Deutschland GmbH              GERMANY
                           Owns 100% of Assurant Italia Agenzia di             ITALY
                           Assicurazioni s.r.l.
                           Owns 100% of Assurant Service Protection, Inc.      FEI 26-3914986 - OK
                           Owns 100% of Assurant Services Canada, Inc.         CANADA
                           Owns 100% of Assurant Services Ireland, Ltd.        IRELAND
                           Owns 100% of Assurant Services Italia s.r.l.        ITALY
                           Owns 100% of Assurant Solutions Spain, S.A.         SPAIN
                           Owns 100% of Bankers Atlantic Reinsurance Company   FEI 98-0152782 - TURKS & CAICOS
                           Owns 100% of Federal Warranty Service Corporation   FEI 36-3596362 - IL
                           Owns 100% of Guardian Investment Services, Inc.     FEI 59-2720545 - FL
                           Owns 100% of International Financial Group, Inc.    FEI 75-2533456 - TX
                           Owns 100% of MSDiversified Corp.                    FEI 64-0660045 - MS
                           Owns 100% of National Insurance Agency              FEI 59-1357775 - FL
                           Owns 100% of Quail Roost Properties, Inc.           FEI 59-1414202 - FL
                           Owns 49% of Signal Holdings LLC                     FEI 47-0876083 - PA
                           Owns 100% of Sureway, Inc.                          FEI 59-1532747 - DE
                           Owns 100% of TS Holdings, Inc.                      FEI 30-0080387 - DE
                           Owns 100% of Voyager Group, Inc.                    FEI 59-1236556 - FL
                           Owns 100% of Voyager Service Warranties, Inc.       FEI 59-2675787 - FL
ABIG Holding de Espana,
S.L.
                           Owns 96.986% of Assurant Argentina Compania de      ARGENTINA
                           Seguros Sociedad Anonima
                           Owns 95% of Assurant Services Argentina, S.A.       ARGENTINA
                           Owns 100% of Assurant Holding de Puerto Rico, Inc.  PUERTO RICO
                           Owns 99% of Assurant Seguradora S.A.                BRASIL
                           Owns 99% of Assurant Services Brasil, Limitada      BRASIL
                           Owns 100% of Assurant Services de Chile, SpA        CHILE
                           Owns 98% of Assurant Servicios de Mexico, S.A. de   MEXICO
                           CV
                           Owns 99% of Rolim Consult S.A.                      BRASIL
ABI International
                           Owns 100% of Assurant Group, Limited                UNITED KINGDOM
                           Owns 100% of American Bankers International         FEI 66-0568288 - PR
                           Division, Inc.
American Bankers General
Agency, Inc.
                           Controls thru a management agreement - Reliable     FEI 74-2289453; NAIC 28843 - TX
                           Lloyds Insurance Company
American Bankers
Insurance Company of
Florida
                           Owns 100% of American Bankers General Agency, Inc.  FEI 74-2135158 - TX
American Bankers
International Division,
Inc.
                           Owns 3.014% of Assurant Argentina Compania de       ARGENTINA
                           Seguros Sociedad Anonima
                           Owns 5% of Assurant Services Argentina, S.A.        ARGENTINA
                           Owns 49% of Assurant Danos Mexico S.A.              MEXICO
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
                           Owns 1% of Assurant Seguradora S.A.                 BRASIL
                           Owns 1% of Assurant Services Brasil, Limitada       BRASIL
                           Owns 2% of Assurant Servicios de Mexico, S.A. de    MEXICO
                           CV
                           Owns 100% of Assurant Services of Puerto Rico,      FEI 66-0520042 - PR
                           Inc.
                           Owns 49% of Assurant Vida Mexico S.A.               MEXICO
                           Owns 74% of Caribbean American Property Insurance   FEI 66-0481184; NAIC 30590 - PR
                           Company
                           Owns 100% of ABIG Holding de Espana, S.L.           SPAIN
                           Owns 100% of Caribbean American Life Assurance      FEI 66-0448783; NAIC 73156 - PR
                           Company
                           Owns 1% of Rolim Consult S.A.                       BRASIL
American Bankers
Management Company, Inc.
                           Owns 100% of Consumer Assist Network Association,   FEI 65-0597011 - DE
                           Inc.
Assurant General
Insurance Limited
                           Owns 100% of Assurant Services (UK) Limited (fka    UNITED KINGDOM
                           BISCL)
Assurant Group LTD
                           Owns 100% of Adminicle Limited                      UNITED KINGDOM
                           Owns 100% of Assurant Direct Limited (fka Swansure  UNITED KINGDOM
                           Direct Ltd.) (dormant)
                           Owns 100% of Assurant General Insurance Limited     UNITED KINGDOM
                           (fka BICL)
                           Owns 100% of Assurant Intermediary Group Limited    UNITED KINGDOM
                           (fka Swansure Group Ltd.)
                           Owns 100% of Assurant Life Limited (fka BLAC)       UNITED KINGDOM
                           Owns 100% of Bankers Insurance Services Company,    UNITED KINGDOM
                           Ltd.
Assurant Holding de
Puerto Rico, Inc.
                           Owns 51% of Assurant Danos Mexico S.A.              MEXICO
                           Owns 51% of Assurant Vida Mexico S.A.               MEXICO
Assurant Intermediary
Group Limited (fka
Swansure Group Ltd.)
                           Owns 100% of Assurant Intermediary Ltd.             UNITED KINGDOM
                           (fka D & D Homecare Ltd.)
Adminicle Limited
                           Owns 100% of Key Adminicle Limited                  UNITED KINGDOM
Caribbean American Life
Assurance Company
                           Owns 26% of Caribbean American Property Insurance   FEI 66-0481184; NAIC 30590 - PR
                           Company
Federal Warranty Service
Corporation
                           Owns 80% of Service Delivery Advantage, LLC         FEI 61-1455870; IL
MS Diversified Corp.
                           Owns 100% of United Service Protection Corporation  FEI 64-0906751 - DE
                           Owns 100% of United Service Protection, Inc.        FEI 59-1794848 - FL
Signal Holdings LLC
                           Owns 99.9% of CWork Solutions, LP                   FEI 04-3706805 - PA
                           Owns 100% of Signal GP LLC                          FEI 47-0876082 - DE
                           Owns 100% of Signal Northwest LLC                   FEI 36-4553652 - DE
                           Owns 99.9% of The Signal LP                         FEI 22-2623205 - PA
                           Owns 100% of TeleCom Re, Inc.                       FEI 23-3055804 - Florida
CWork Solutions, LP
                           Owns 100% of CWork Financial Management LLC         FEI 20-3810453 - DE
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
Signal GP LLC
                           Owns 0.1% of CWork Solutions, LP                    FEI 04-3706805 - PA
                           Owns 0.1% of The Signal LP                          FEI 22-2623205 - PA
Sureway, Inc.
                           Owns 100% of Assurant Consulting Company, Limited.  CHINA
The Signal LP
                           Owns 100% of Signal Financial Management LLC        FEI 20-3810532 - DE
Telecom Re, Inc.
                           Owns 51% of Signal Holdings LLC                     FEI 47-0876083 - PA
Voyager Group Inc.
                           Owns 100% of Voyager Indemnity Insurance Company    FEI 58-1455416; NAIC 40428 - GA
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